UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
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Adrenalina
(Name of Registrant as Specified in its Charter)

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ADRENALINA
20855 NE 16 Avenue, Suite #C-16
Miami, Florida 33179

NOTICE OF ACTION BY
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

This Information Statement is furnished by the Board of Directors of Adrenalina, a Nevada corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on December 23, 2008, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform the Company’s stockholders of action taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of November 24, 2008.

Nevada corporation law and the Company's bylaws permit holders of a majority of the voting power to take stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders.  We encourage you to read the attached Information Statement carefully, including the exhibits, for further information.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders.  This Information Statement is first being mailed or furnished to stockholders on or about December 29, 2008

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

Miami, Florida
Date: December 19, 2008

By order of the Board of Directors:

/s/ Ilia Lekach
Director and Chief Executive Officer

ADRENALINA
20855 NE 16 Avenue, Suite #C-16
Miami, Florida 33179

INFORMATION STATEMENT

Introductory Statement

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS

Adrenalina (the “Company”) is a Nevada corporation with its principal executive offices located at 20855 NE 16 Avenue, Suite #C-16, Miami, Florida 33179. The Company’s telephone number is (305) 770-4488. This Information Statement is being sent to the Company’s stockholders by the Board of Directors to notify them about action that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the stockholders. The action was taken on November 24, 2008, and will not become effective until at least 20 days after the mailing of this Information Statement.

Copies of this Information Statement are being mailed on or before December 29, 2008 to the holders of record on December 23, 2008 (“Record Date”) of the outstanding shares of the Company’s common stock.

General Information

The approval and ratification of the adoption of the Adrenalina 2008 Stock Incentive Plan was taken pursuant to the written consent of a majority of the holders of the Company’s voting capital stock, on November 24, 2008, in lieu of a special meeting of the stockholders:  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

OUTSTANDING SHARES AND VOTING RIGHTS

The Company's authorized capital consists of 70,000,000 shares of common stock, $.001 par value per share, of which 20,167,921 shares were issued and outstanding as of December 12, 2008, as well 5,000,000 shares of preferred stock, none of which have been issued.

Holders of common stock are entitled to one vote for each share held of record. There are no cumulative voting rights. Thus the holders of more than 50% of the outstanding shares of common stock, therefore, can approve proposals made by the Board of Directors.

Stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock have approved and ratified the adoption of the Adrenalina 2008 Stock Incentive Plan by resolution, dated November 24, 2008.  As a result, no other stockholder consents will be solicited in connection with this Information Statement.

The following shareholders (holding the indicated number of shares) voted in favor of the proposal:

Name	Number of Shares	Number of Votes	Percentage
Ilia Lekach	6,164,400	6,164,400	30.6%
IZJD Corp.	7,200,000	7,200,000	35.7%
Total

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 12, 2008 regarding the beneficial ownership of our Common Stock by (i) each of our executive officers and directors; (ii) all executive officers and directors as a group; and (iii) each person who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock. The percentage ownership in this table is based on 20,167,921 shares issued and outstanding as of December 12, 2008.

The address of each beneficial owner is in care of the Company, 20855 N.E. 16th Ave. suite c-16 Miami Fl 33179. Unless otherwise indicated, we believe that all persons named in the following table have sole voting and investment power with respect to all shares of Common Stock that they beneficially own.

	Percentage of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Executive Officers and Directors:
Ilia Lekach (1)	13,364,400	66.3%
Jeffrey Geller	459,600	2.3%
Jonathan Abenhaim	180,000	*
Michael Labinski	-	-
Joseph Bouhadana	-	-
Neil Florin	-	-
Michael Abramowitz	-	-
IZJD Corp.	7,200,000	35.7
All directors and named executive officers as a group (7 persons)	14,004,000	69.4%

*	Less than one percent.

(1)	Includes 7,200,000 shares owned by IZJD Corp. Mr. Lekach holds voting power over the shares held by this entity.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act.  The number of shares beneficially owned by a person includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of December 12, 2008.  The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.  The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable, unless otherwise noted in the applicable footnote.  Beneficial ownership percentage calculations are based on 20,167,921 shares issued and outstanding as of December 12, 2008.

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of the members of our Board of Directors and our executive officers and the positions held by each.

Name	Age	Position
Ilia Lekach	58	Chairman and Chief Executive Officer
Jeffrey Geller	34	President, Chief Operating Officer and Director
Jonathan Abenhaim	31	Senior Vice President-Media Operations
Michael Labinski	37	Chief Financial Officer
Joseph Bouhadana	38	Director
Neil Florin	41	Director
Michael Abramowitz	35	Director

Ilia Lekach has been Chairman and Chief Executive Officer of LQD Adrenalina since February 2007. From 1994 to 2007 Mr. Lekach was Chief Executive Officer of Parlux Fragrances, a manufacturer and distributor of prestige fragrances and beauty related products. He studied Industrial Engineering at Louisiana State University for two years; then transferred to the University of Miami.

Jeffrey Geller was one of the founders of LQD Adrenalina and has been its President, Chief Financial Officer and Chief Operating Officer since September 2004. Mr. Geller was President and COO of Perfumania, Inc (NASDAQ:ECMV) from 2000 to 2004. Mr. Geller graduated from Tulane University in 1994 earning a bachelors degree in science with a Major in Engineering and a Minor in Business Administration.

Jonathan Abenhaim has been Senior Vice President-Media Operations of LQD Adrenalina since 2004. From 2000 to 2004 he was employed as a food and beverage manager at the Tides Hotel in South Beach, Florida, working closely with major public relation firms and developing strong relationships in the marketing and media arenas. From the Tides, Mr. Abenhaim moved on to the Turnberry Resort and Club holding the position of Director of Restaurants. His entrepreneurial spirit led him to leave the Turnberry Hotel and open up his own company Eben Inc., developing a new concept in quality fast food. Sensing an opportunity to fill a void in the Hispanic media distribution industry, Mr. Abenhaim sold Eben Inc. and created Indika Media Group, which was acquired by Adrenalina in January of 2005. Mr. Abenhaim holds an International Marketing degree from Bay State College in Boston, MA.

Michael Labinski has been our Chief Financial Officer since June 2008. From May 2007 to May 2008, Mr. Labinski served as Chief Financial Officer at PC Universe, Inc., a $35M Over-The-Counter traded e-commerce and corporate IT reseller. During his time at PC Universe, Mr. Labinski created and presented all investor materials to investors as well as budget production execution and results analysis. He also created financial forecasts and was in charge of all SEC reporting. Prior to PC Universe, from 2000 to 2006, Mr. Labinski was CFO of Mathsoft Engineering & Education, Inc. and VP of Finance for Wash Depot Holdings, Inc.  Mr. Labinski holds an MBA from Northeastern University and a BBA in Accounting from St. Bonaventure University.

Joseph Bouhadana has been a director since October 2007. Mr. Bouhadana has served as Corporate IT Director for INTCOMEX Group, the largest IT distributor of branded computer components, generic accessories and networking peripherals in Latin America and Caribbean regions with thirteen offices in ten countries, since January 2005. Prior thereto, Mr. Bouhadana served as Vice President of Information Technology of IFX Network & Tutopia.com, a privately owned Internet service provider with a presence in nine countries in Latin America, from September 2000 to January 2005. Mr. Bouhadana, was appointed in 2002 to the Board of Directors of Perfumania (ECMV) as an independent board member, member of the Audit, Compensation and Stock Option Committees. Mr. Bouhadana received his Master in computer science and BBA from the University of Montreal, Canada.

Neil Florin has been a director since February 2008. Mr. Florin received a Bachelors of Arts Degree from S.U.N.Y. Binghamton in 1988 and a Juris Doctor Degree from Emory University in 1991.  He was a trial lawyer for the Law Firm of Chaikin and Sherman, P.C. from 1991-1999. He has been the chief executive officer of South Florida Vending, Inc., The Java Market, Inc. and AST Media since 1999.  South Florida Vending, Inc. is a full service vending company that services over 1200 customers in South Florida.  Java Market, Inc. is a coffee service company that provides full service office coffee service and specializes in our private label "The Java Market".  AST Media operates scrolling media trucks in South Florida.

Michael Abramowitz has been since October 2006 CFO of IFX Networks, a multinational telecommunications company with presence in 8 countries. In his current position, he led the turnaround of the company by growing revenues from $19M to $32M, reducing expenses, and obtaining debt and equity financing. From July 2004 to December 2005, Mr. Abramowitz was the CFO at Nurses 24/7, a U.S. multi-state, nurse staffing company. From August 2001 to June 2004, Mr. Abramowitz was the Finance Director for Technion Communication, a call center company. He established the Company's international operations in Colombia and Barbados, and successfully transferred over $10M of business out of the U.S. to those locations.  Prior to his tenure at Technion Communication, Mr. Abramowitz worked 5 years at General Electric where he held different positions in Finance.  Mr. Abramowitz graduated in Finance from Boston University and completed GE's financial management program.

The officers of the Company hold office until their successors are elected and qualified or until their death, resignation or removal.  None of the directors have been paid any compensation for the services provided for us.

Employment Agreements

On July 31, 2008 we entered into employment agreements with three of our executive officers, as follows:

Ilia Lekach

Under the terms of this agreement, Mr. Lekach is being employed as the Chairman and Chief Executive Officer of the Company until June 30, 2013. Mr. Lekach will be paid a base salary of $500,000 per annum, provided that the salary to be paid will be reduced to $28,000 until (i) notice by Mr. Lekach that the salary be restored to the original agreed on amount or (ii) a change in control of the Company. The salary is subject to an automatic increase of 5% and bonuses including stock options, may be granted at the discretion of the Company’s board of directors based on an annual review. The agreement includes standard non-disclosure and other provisions and a non-compete covenant for a period ending six months after termination of employment.

Jeffrey Geller

Under the terms of this agreement, Mr. Geller is being employed as the President and Chief Operating Officer of the Company until June 30, 2013. Mr. Geller will be paid a base salary of $450,000 per annum, provided that the salary to be paid will be reduced to $360,000 until (i) notice by Mr. Geller that the salary be restored to the original agreed on amount or (ii) a change in control of the Company. The salary is subject to an automatic increase of 5% and bonuses including stock options, may be granted at the discretion of the Company’s board of directors based on an annual review. The agreement includes standard non-disclosure and other provisions and a non-compete covenant for a period ending six months after termination of employment.

Jonathan Abenhaim

Under the terms of this agreement, Mr. Abenhaim is being employed as Senior Vice President of the Company until June 30, 2011. Mr. Abenhaim will be paid a base salary of $130,000 per annum. The salary is subject to an automatic increase of 5% and bonuses including stock options, may be granted at the discretion of the Company’s board of directors based on an annual review. The agreement includes standard non-disclosure and other provisions and a non-compete covenant for a period ending six months after termination of employment.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and those persons who beneficially own more than 10% of the Company’s outstanding shares of common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% beneficial owners are also required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

Since they joined the Company in October 2007, not all of the Section 16(a) filing requirements that are applicable to our officers, directors and greater than 10% beneficial owners were complied with. The Company is in the process of assisting these individuals in their compliance with Section 16.

EXECUTIVE COMPENSATION

2007 Summary Compensation Table

The table below summarizes the total compensation paid or earned by the Company’s Chief Executive Officer, and two other most highly compensated executive officers for the year ended December 31, 2007, the Company’s first year operation. In accordance with the rules of the Securities and Exchange Commission, the table omits columns that are not relevant.

Name and principal position (a)	Year (b)	Salary* ($) (c)	Total ($) (j)
Ilia Lekach	2007	23,629	23,629
Jeffrey Geller	2007	360,000	360,000
Yonatan Feldman (1)	2007	130,000	130,000

•
For each person, consists of compensation paid during the entire year, including salaries paid by Adrenalina prior to the completion of the reverse merger. Prior to the reverse merger, we paid no compensation to any officer or director.

(1)	Yonathan Feldman is no longer an employee of the Company

DIRECTOR COMPENSATION   *
(During Last Completed Fiscal Year)

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d) (4)	Total ($) (j)
Joseph Bouhadana	$-	$-	$-	$-
Bryan Feldman (2)	$-	$-	$-	$-

*	In accordance with the rules promulgated by the Securities and Exchange Commission, certain columns relating to information that is not applicable have been omitted from this table.

(2)	Mr. Feldman is no longer a director of the Company.

Pension Benefits

None of the Company’s named executive officers are covered by a defined pension plan, defined contribution plan, or other similar benefit plan that provides for payments or other benefits.

Adoption of the Adrenalina 2008 Stock Incentive Plan

On July 31, 2008, the Company’s Board of Directors adopted the Adrenalina 2008 Stock Incentive Plan (the “2008 Incentive Plan.”). The Company’s Board of Directors believes in order to attract and retain the services of executives and other key employees, it is necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies and accordingly, voted unanimously to adopt the 2008 Incentive Plan.

Set forth below is a summary of the 2008 Incentive Plan, but this summary is qualified in its entirety by reference to the full text of the 2008 Incentive Plan, a copy of which is included as Appendix A to this information statement.

Description of the 200 8 Adrenalina Stock Incentive Plan

The 2008 Incentive Plan has initially reserved 5,000,000 shares of Common Stock for issuance. The 2008 Incentive Plan permits the grant of stock options, restricted stock, restricted stock units and other forms of stock-based compensation to selected persons providing services to the Company (including non-employee directors). Under the 2008 Incentive Plan, options may be granted which are intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not intended to qualify as Incentive Stock Options thereunder.

Purpose. The primary purpose of the 2008 Incentive Plan is to is to further the interests of the Company by stimulating the efforts of employees who are selected to participate in the 2008 Incentive Plan, aligning the long term interests of participants with those of the Company's shareholders, and assisting the Company in attracting and retaining key employees.

Administration . The 2008 Incentive Stock Plan is administered by our Board of Directors, provided that the Board may delegate such administration to a committee appointed by the Board of Directors.

Eligibility . Under the 2008 Stock Incentive Plan, options may be granted to any person who performs services for the Company, whether as a director, officer, employee, consultant or other independent contractor, as provided in the 2008 Incentive Plan.

Terms of Options . The term of each option granted under the 2008 Incentive Plan shall be contained in a stock option agreement between the optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the 2008 Incentive Plan, including the following:

(a) Exercise Price. The exercise price of each incentive stock option will equal the exercise price designated by the administrators of the 2008 Incentive Plan, but will not be less than the fair market value on the date of grant. The exercise price of each nonqualified stock option will equal the exercise price designated by the administrators of the 2008 Incentive Plan.

(b) Vesting. The dates on which each option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the administrators of the 2008 Incentive Plan, in its discretion, at the time such option is granted.  Unless otherwise provided, an unexercised option that is not fully vested will become fully vested if the recipient of the award dies or terminates employment with the Company because of disability.

(c) Expiration. Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five years. No option shall in any event be exercisable after ten years from, and no Incentive Stock Option granted to a ten percent shareholder shall become exercisable after the expiration of five years from the date of the Option;

(d) Transferability. To the extent permitted by tax, securities or other applicable laws to which the Company, the 2008 Incentive Plan or recipients are subject, and unless provided otherwise by the administrators of the 2008 Incentive Plan on the date of grant, a recipient may transfer a nonqualified stock option to a permitted transferee. An incentive stock option may not be transferred except by will or the laws of descent and distribution.  During the lifetime of the recipient, all rights of the incentive stock option are exercisable only by the recipient.

 (f) Termination, Modification And Amendment . The Board of Directors may alter, amend, or terminate the 2008 Incentive Plan from time to time without approval of the shareholders of the Company.  The Board of Directors may, however, condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other laws applicable to the Company, the 2008 Incentive Plan or recipients.  Any amendment, whether with or without the approval of shareholders of the Company, that alters the terms or provisions of an award granted before the amendment (unless the alteration is expressly permitted under the 2008 Incentive Plan) will be effective only with the consent of the recipient of the award or the holder currently entitled to exercise the award.

Federal Income Tax Aspects of the 2008 Incentive Stock Plan

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2008 INCENTIVE STOCK PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2008 STOCK INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2008 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2008 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2008 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2008 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

FINANCIAL STATEMENTS

A copy of our Form 10-K for the year ended December 31, 2007 and Form 10-Q for the period ended September 30, 2008, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the report for financial and other information about us.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

We are mailing this Information Statement to shareholders of record as of December 23, 2008. We will provide additional copies of the documents set forth above, excluding exhibits, at no charge upon request by writing to Mr. Michael Labinski, Chief Financial Officer, Adrenalina, 20855 NE 16 Avenue, Suite #C-16, Miami, Florida 33179. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost of furnishing such exhibits.

By Order of the Board of Directors,

Miami, Florida
December 19, 2008
/s/ Ilia Lekach
Director & Chief Executive Officer

Appendix A

ADRENALINA
2008 STOCK INCENTIVE PLAN

1.             Purpose.  The purpose of this 2008 Stock Incentive Plan (the “Plan”) is to further the interests of Adrenalina, a Nevada corporation (the "Company") by stimulating the efforts of employees who are selected to participate in the Plan, aligning the long term interests of participants with those of the Company's shareholders, and assisting the Company in attracting and retaining key employees.  The Plan permits the grant of stock options, restricted stock, restricted stock units and other forms of stock-based compensation to selected persons providing services to the Company (including non-employee directors).

2.              Definitions.  The following definitions will apply to the Plan:

“Award” means, individually or collectively, a stock option (whether an Incentive Stock Option or Nonqualified Stock Option), restricted stock or restricted stock unit that is granted under the Plan.

“Board” means the board of directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee appointed by the Board to administer the Plan or, if the Board does not appoint a Committee, “Committee” means the Board.

“Common Stock” means the Common Stock, par value $.001 per share, of the Company, or such other class of shares or securities as to which the Plan may be applicable pursuant to Section 9 of the Plan.

 “Company” means Adrenalina and its Subsidiaries (if any).

“Date of Grant” means the date on or as of which an Award is granted, as specified by the Committee.

“Disability” means “disability” as defined in the Company’s long term disability plan or policy.

“Eligible Person” means any person who performs services for the Company, whether as a director, officer, Employee, consultant or other independent contractor.

“Employee” means any person employed on an hourly or salaried basis by the Company.

“Fair Market Value” means, with respect to the Common Stock, (i) if the Common Stock is listed for trading on a national securities exchange, the closing sale price, regular way, of the Common Stock on the principal national securities exchange on which the Common Stock is listed for trading on the trading day next preceding the date as of which Fair Market Value is being determined, or if no sale is reported on such date, the average of the closing bid and asked prices of the Common Stock on such exchange on such date, (ii) if the Common Stock is not listed for trading on any national securities exchange but is listed or quoted on the NASDAQ Stock Market or other interdealer electronic quotation service, the closing sale price of the Common Stock on the trading day next preceding the date as of which Fair Market Value is being determined as reported in NASDAQ or other quotation service, as the case may be, or if no sale is reported on such date, the average of the closing bid and asked prices of the Common Stock on such day as reported in NASDAQ or other quotation service, as the case may be, and (iii) if the Common Stock is not publicly traded on the date as of which Fair Market Value is being determined, Fair Market Value shall be as determined by the Board, using such factors as the Board considers relevant, such as the price at which recent sales have been made, the book value of the Common Stock, and the Company’s current and projected earnings.

“Incentive Stock Option” means a stock option, granted pursuant to this Plan or any other Company plan, that satisfies the requirements of Section 422 of the Code and that entitles the Recipient to purchase stock of the Company.

“Nonqualified Stock Option” means a stock option, granted pursuant to the Plan, that is not an Incentive Stock Option and that entitles the Recipient to purchase stock of the Company.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

“Option Agreement” means a written agreement, between the Company and a Recipient, that sets out the terms and restrictions of an Option Award.

“Option Shareholder” means an Employee who has acquired Shares upon exercise of an Option.

“Option Shares” means Shares that a Recipient receives upon exercise of an Option.

“Period of Restriction” means the period beginning on the Date of Grant of a Restricted Stock or Restricted Stock Unit Award and ending on the date on which all restrictions applicable to the Shares or Restricted Stock Units subject to such Award expire.

“Plan” means this Adrenalina 2008 Stock Incentive Plan, as amended from time to time.

“Recipient” means an individual who receives an Award.

“Restricted Stock” means an Award granted pursuant to Section 7 of the Plan consisting of Shares subject to such terms and restrictions as shall be established by the Committee.

"Restricted Stock Unit" means an Award granted pursuant to Section 7 of the Plan consisting of the right to receive one Share subject to, and upon satisfaction of, such vesting and other criteria, and subject to such restrictions on transfer and other terms and restrictions, as shall be established by the Committee.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 9 of the Plan.

“Subsidiary” means any corporation 50 percent or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of the Plan.

“Unvested Shares” means Shares issued upon exercise of an Option, or Shares issuable pursuant to the terms of Restricted Stock Unit Awards, which shall be subject to the provisions of Section 7 and shall otherwise be subject to such terms and restrictions as shall be established by the Committee.

3.             Administration.  The Committee will administer the Plan. The Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of non-employee directors shall not prevent an Award from being considered granted under this Plan. The Committee has the exclusive power to select the Recipients of Awards pursuant to the Plan, to establish the terms of the Awards granted to each Recipient, and to make all other determinations necessary or advisable under the Plan.  The Committee has the sole discretion to determine whether the performance of an Eligible Person warrants an Award under the Plan, and to determine the size and type of the Award.  The Committee, in the exercise of its powers, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Agreement, in the manner and to the extent it deems necessary or expedient to make the Plan fully effective.  The Committee also has the power to determine the duration and purposes of leaves of absence which may be granted to a Recipient without constituting a termination of the Recipient’s employment for purposes of the Plan.  Any of the Committee’s determinations will be final and binding on all persons. The Committee shall have the right to construe the Plan and the Awards granted pursuant thereto, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Awards granted pursuant thereto, and such action shall be final, binding and conclusive upon all parties concerned.  No member of the Committee shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee, or for the acts or omissions of any other members of a Committee.  Subject to the numerical limitations on Committee membership set forth herein, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause.  Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

4.             Shares Subject to Plan.  Subject to the readjustment provisions of Section 9 of the Plan, the maximum aggregate number of Shares that may be issued and delivered under the Plan is 5,000,000.  If an Award expires, lapses, terminates or becomes unexercisable, in whole or in part, the unissued Shares subject to such Award will be available for other Awards under the Plan.  Shares issued pursuant to Awards of Restricted Stock which are forfeited by the Recipient and Shares which the Company refrains from issuing for purposes of satisfying Withholding Requirements will be available for other Awards under the Plan. Reacquired Shares may also be used to grant Awards under this Plan.

5.             Eligibility. Any Eligible Person that the Committee in its sole discretion designates is eligible to receive an Award under the Plan.  All officers, directors and key employees of and important consultants and/or advisors to the Company and of or to any present or future Company parent or subsidiary corporation are eligible to receive Awards under this Plan. Only an Employee may receive an Incentive Stock Option.  The Committee’s grant of an Award to a Recipient in any year does not entitle the Recipient to an Award in any other year.  Furthermore, the Committee may grant different types of Awards to different Recipients.  The Committee may consider such factors as it deems pertinent in selecting Recipients and in determining the types and sizes of their Awards. Recipients may include persons who previously received stock, stock options, or other benefits under the Plan or another plan of the Company or a Subsidiary, whether or not the previously granted benefits have been fully exercised or vested.  An Award will not enlarge or otherwise affect a Recipient’s right, if any, to continue to serve the Company and its Subsidiaries in any capacity, and will not restrict the right of the Company or a Subsidiary to terminate at any time the Recipient’s employment. No non-employee director may receive Awards under this Plan which in the aggregate equal more than 20% of the total number of shares of Common Stock authorized for issuance under this Plan and no officer, employee or consultant may receive Awards under this Plan which in the aggregate equals more than 60% of the total number of shares of Common Stock authorized for issuance under this Plan.

6.             Options.  The Committee may grant Options to Recipients in such amounts as the Committee determines in its sole discretion.  An Option may be in the form of an Incentive Stock Option or a Nonqualified Stock Option.  The Committee may grant an Option alone or in addition to another Award.  Each Option will satisfy the following requirements:

(a)           Written Agreement.  Each Option granted to a Recipient will be evidenced by an Option Agreement.  The terms of the Option Agreement need not be identical for different Recipients.  The Option Agreement will contain such provisions as the Committee deems appropriate and will include a description of the substance of each of the requirements in this Section 6.

(b)           Number of Shares.  Each Option Agreement will specify the number of Shares that the Recipient may purchase upon exercise of the Option.

(c)           Exercise Price.  Except as provided in subsection 6(l) of the Plan, the exercise price of each Share subject to an Incentive Stock Option will equal the exercise price designated by the Committee, but will not be less than the Fair Market Value on the Date of Grant. The exercise price of each Share subject to a Nonqualified Stock Option will equal the exercise price designated by the Committee.

(d)           Duration of Option.  Except as otherwise provided in this Section 6, an Option will expire on the earlier of the tenth anniversary of the Date of Grant or the date set by the Committee on the Date of Grant.

(e)           Vesting of Option; Exercise for Unvested Shares.  Each Option Agreement will specify the vesting schedule applicable to the Option.  The Committee, in its sole discretion, may accelerate the vesting of any Option at any time, and may provide that any Option may be exercised for Unvested Shares.  Unless otherwise provided by the Committee in the terms of an Award, an unexercised Option that is not fully vested will become fully vested, and the restrictions applicable to Unvested Shares shall terminate, if the Recipient of the Option or the Unvested Shares, as the case may be, dies or terminates employment with the Company because of Disability.

(f)           Death.  If a Recipient dies, an Option granted to the Recipient will expire on the one-year anniversary of the Recipient’s death, or if earlier, the original expiration date of the Option.

(g)           Disability.  If the Recipient terminates employment with the Company because of his Disability, an Option granted to the Recipient will expire on the one year anniversary of the Recipient’s last day of employment, or, if earlier, the original expiration date of the Option.

(h)           Retirement or Involuntary Termination.  If the Recipient terminates employment with the Company as a result of his retirement in accordance with the Company’s normal retirement policies, or if the Company terminates the Recipient’s employment other than for Cause, (i) an Incentive Stock Option granted to the Recipient will expire 90 days following the last day of the Recipient’s employment, or, if earlier, the original expiration date of the Option, unless the Committee sets an earlier expiration date on the Date of Grant, and (ii) a Nonqualified Stock Option granted to the Recipient will expire 180 days following the last day of the Recipient’s employment, or, if earlier, the original expiration date of the Option, unless the Committee sets an earlier or later expiration date on the Date of Grant or a later expiration date subsequent to the Date of Grant but prior to 180 days following the Recipient’s last day of employment.

 (i)           Termination of Service.  If the Recipient’s employment with the Company terminates for any reason other than the reasons described in subsections 6(f), (g), (h), or (j) of the Plan, an Option granted to the Recipient will expire 30 days following the last day of the Recipient’s employment with the Company, or, if earlier, the original expiration date of the Option, unless the Committee sets an earlier or later expiration date on the Date of Grant or a later expiration date subsequent to the Date of Grant but prior to the 30th day following the Recipient’s last day of employment.  The Committee may not delay the expiration of an Incentive Stock Option more than 90 days after termination of the Recipient’s employment.  During any delay of the expiration date, the Option will be exercisable only to the extent it is exercisable on the date the Recipient’s employment terminates, subject to any adjustment under Section 9 of the Plan.

 (j)           Suspension or Termination of Options.  Notwithstanding any provisions set forth in the Plan, if at any time (including after a notice of exercise has been delivered) the Committee reasonably believes that a Recipient has committed an act of misconduct as described in this paragraph, the Committee may suspect the Recipient's right to exercise any Option pending a determination of whether the Recipient committed an act of misconduct.  If the Committee determines that a Recipient has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of Company rules resulting in loss, damage or injury to the Company, or if a Recipient makes an unauthorized disclose of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, or induces any customer to breach any contract with the Company, neither the Recipient nor his or her estate shall be entitled to exercise any Option whatsoever.  Any determination by the Committee shall be final, conclusive and binding on all parties.  For any Recipient who is an officer of the Company, the determination of the Committee shall be subject to the approval of the Board.

 (k)           Conditions Required for Exercise.  An Option is exercisable only to the extent it is vested according to the terms of the Option Agreement, unless the Committee has provided that the Option may be exercised for Unvested Shares.  Furthermore, an Option is exercisable only if the issuance of Shares upon exercise would comply with applicable securities laws.  Each Agreement will specify any additional conditions required for the exercise of the Option.

 (l)           Ten Percent Shareholders. An Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of either the Company or any parent or Subsidiary, will have an exercise price of 110 percent of Fair Market Value on the Date of Grant and will be exercisable only during the five-year period immediately following the Date of Grant.  For purposes of calculating stock ownership of any person, the attribution rules of Code Section 424(d) will apply, and any stock that such person may purchase under outstanding options will not be considered.

 (m)           Maximum Option Grants.  The aggregate Fair Market Value, determined on the Date of Grant, of Shares with respect to which any Incentive Stock Options under the Plan and all other plans of the Company or its Subsidiaries become exercisable by any individual for the first time in any calendar year will not exceed $100,000.

 (n)           Method of Exercise.  An Option will be deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company (or his delegate, in his absence) of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to Section 8 of the Plan.  Payment for Shares with respect to which an Option is exercised may be made (i) in cash, (ii) by certified check, (iii) if permitted by the Company, in the form of Common Stock having a Fair Market Value equal to the exercise price, or (iv) by delivery of a notice instructing the Company to deliver the Shares to a broker subject to the broker’s delivery of cash to the Company equal to the exercise price.  No person will have the rights of a shareholder with respect to Shares subject to an Option granted under the Plan until all conditions to the issuance and delivery of the Shares have been satisfied to the Company's satisfaction and the Company has delivered the Shares to or to the order of the Recipient (which may be accomplished by physical delivery of a certificate or certificates for the Shares, by electronic or other book entry transfer or in such other manner as the Committee may determine).  A partial exercise of an Option will not affect the holder’s right to exercise the remainder of the Option from time to time in accordance with the Plan.

 (o)           Designation of Beneficiary.  Each Recipient may file with the Company a written designation of a beneficiary to receive the Recipient’s Options in the event of the Recipient’s death prior to full exercise of such Options.  If the Recipient does not designate a beneficiary, or if the designated beneficiary does not survive the Recipient, the Recipient’s estate will be his beneficiary.  Recipients may, by written notice to the Company, change a beneficiary designation.

 (p)           Transferability of Option.  To the extent permitted by tax, securities or other applicable laws to which the Company, the Plan, Recipients or Eligible Persons are subject, and unless provided otherwise by the Committee on the Date of Grant, a Recipient may transfer a Nonqualified Stock Option to (i) the Recipient’s spouse, child, stepchild, grandchild, parent, stepparent, grandparent, or sibling, (ii) a trust for the benefit of any of the foregoing, or (iii) a partnership whose partners consist solely of two or more of the Recipient, the Recipient’s spouse, child, stepchild, grandchild, parent, stepparent, grandparent, or sibling. An Incentive Stock Option may not be transferred except by will or the laws of descent and distribution.  During the lifetime of the Recipient, all rights of the Incentive Stock Option are exercisable only by the Recipient.

(q)   Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event: (i) an option granted pursuant to this Plan does not qualify as an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an “Incentive Stock Option;” or (iii) any option granted pursuant to this Plan hereof is an “Incentive Stock Option.”

7.           Restricted Stock and Restricted Stock Units.  The Committee may grant Awards of Restricted Stock or Restricted Stock Units to Recipients in such amounts as the Committee determines in its sole discretion.  The Committee may grant Awards of Restricted Stock or Restricted Stock Units alone or in addition to another Award.  Each Restricted Stock or Restricted Stock Unit Award granted to a Recipient will satisfy the following requirements:

 (a)           Written Agreement. Each Award will be evidenced by a written agreement, the terms of which need not be identical for each Recipient.  The agreement will specify the Period(s) of Restriction and will include a description of the substance of each of the requirements in this Section 7 and will contain such provisions as the Committee deems appropriate.

 (b)           Number of Shares or Restricted Stock Units.  Each agreement will specify the number of Shares of Restricted Stock and Restricted Stock Units granted to the Recipient.

 (c)           Transferability. Shares of Restricted Stock and Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction, or upon earlier satisfaction of any other conditions, as specified in the agreement with respect to the particular Award.

 (d)           Other Restrictions. The Committee may impose on Shares of Restricted Stock and Restricted Stock Units any other restrictions that the Committee deems advisable, including, without limitation, vesting restrictions, restrictions based upon the achievement of specific Company-wide, Subsidiary, or individual performance goals, and/or restrictions under applicable federal or state securities laws.  All such restrictions shall be set forth in the agreement with respect to the Award.  The Committee may also require that Recipients make cash payments at the time of grant or upon expiration of the Period of Restriction in an amount not less than the par value of the Shares of Restricted Stock or the Shares issued pursuant to Restricted Stock Units.

 (e)           Certificate Legend. Each certificate representing Shares of Restricted Stock, if any, will bear the following legend: The sale or other transfer of the Shares represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Adrenalina 2008 Stock Incentive Plan, and in an Agreement dated _______________. A copy of the Plan and the Agreement may be obtained from the Company.

(f)           Removal of Restrictions.  Upon expiration of the Period of Restrictions, except as otherwise set forth in the agreement with respect to any Award, (i) the restrictions on transferability of Shares of Restricted Stock and the risk of forfeiture set forth in subsection 7(k) hereof shall terminate, and any Recipient holding certificates representing Shares of Restricted Stock shall be entitled to receive a new certificate without the restrictive legend required by subsection 7(e) hereof, and (ii) the Company shall issue to the Recipient one Share for each Restricted Stock Unit as to which the Period of Restrictions has expired.

(g)           Voting Rights.  During the Period of Restriction, Recipients holding Restricted Stock may exercise full voting rights with respect to such Shares.  Recipients holding Restricted Stock Units will have no voting rights with respect to the Units or the Shares issuable with respect to such Units until such Shares are issued to the Recipient following expiration of the Period of Restriction.

(h)           Dividends and Other Distributions. During the Period of Restriction, Recipients holding Restricted Stock will be entitled to receive all dividends and other distributions payable to the holders of the Common Stock generally.  If any such dividends or distributions are paid in Shares, such Shares will be subject to the same restrictions on transferability and risks of forfeiture as the Shares of Restricted Stock with respect to which they were paid.  If provided in the terms of an Award of Restricted Stock Units, if, during the Period of Restriction applicable to any Restricted Stock Units, the Company pays any cash dividends on the Common Stock, the Recipient shall receive a number of additional Restricted Stock Units, rounded down to the nearest whole number, equal to the quotient of (i) the number of Restricted Stock Units possessing Dividend Equivalent Rights held by the Recipient as of the record date for such dividend multiplied by the per share amount of the dividend, divided by (ii) the Fair Market Value of a share of Common Stock on the payment date of such dividend.  For purposes of the immediately preceding sentence, a Restricted Stock Unit will be deemed to possess "Dividend Equivalent Rights" only if, pursuant to the terms of the agreement under which such Restricted Stock Unit was granted, the Recipient is entitled to additional Restricted Stock Units in respect of such Restricted Stock Unit.

(i)           Death. The Period of Restrictions with respect to, and all other restrictions on, a Recipient’s Restricted Stock or Restricted Stock Units will terminate on the date of the Recipient’s death.

(j)           Disability. If a Recipient terminates employment with the Company because of his total and permanent Disability, the Period of Restrictions with respect to, and all other restrictions on, the Recipient’s Restricted Stock or Restricted Stock Units will terminate  on the Recipient’s last day of employment.

(k)           Termination of Service.  If a Recipient ceases employment for any reason other than death or Disability, the Recipient will forfeit immediately to the Company all nonvested Restricted Stock and all Restricted Stock Units held by the Recipient.  The Committee may, in its sole discretion and upon such terms and conditions as it deems proper, provide for termination of the restrictions on Restricted Stock or Restricted Stock Units following termination of the Recipient's employment.

(l)           Designation of Beneficiary. Each Recipient may file with the Company a written designation of a beneficiary to receive the Recipient’s Restricted Stock or Restricted Stock Units in the event of the Recipient’s death prior to removal of all restrictions thereon.  If the Recipient does not designate a beneficiary, or if the designated beneficiary does not survive the Recipient, the Recipient’s estate will be his beneficiary. Recipients may, by written notice to the Company, change a beneficiary designation.

8.           Taxes; Compliance with Law; Approval of Regulatory Bodies; Legends.  The Company will have the right to withhold from payments otherwise due and owing to the Recipient or his beneficiary or to require the Recipient or his beneficiary to remit to the Company in cash upon demand an amount sufficient to satisfy any federal (including FICA and FUTA amounts), state or local withholding tax requirements ("Withholding Requirements") at the time the Recipient or his beneficiary recognizes income for federal, state or local tax purposes with respect to any Award under the Plan.  For purposes of satisfying a Recipient's or his beneficiary's obligations to the Company with respect to Withholding Requirements in whole or in part, the Company may elect, and may permit the Recipient or his beneficiary to elect to authorize the Company, to refrain from issuing a number of Shares with respect to an Award, with such Shares being valued for purposes of satisfying Withholding Requirements at Fair Market Value on the date such Shares would otherwise have been issued.  In such case the number of Shares to be issued to a Recipient or his beneficiary in respect of an Award shall be reduced by the number of Shares elected to be withheld.  The Company may revoke any right granted to a Recipient to elect to authorize the Company to satisfy Withholding Requirements by refraining from issuing Shares at any time prior to a Recipient's making such an election.  Any election by a Recipient to authorize the Company to satisfy Withholding Requirements by refraining from issuing Shares must be made on or prior to the date such Withholding Requirements must be satisfied, and once made shall be irrevocable.

The Committee may grant Awards and the Company may issue and deliver Shares under the Plan only in compliance with all applicable federal and state laws and regulations and the rules of all stock exchanges on which the Company’s stock is listed at any time.  Shares may be issued and delivered under the Plan only if either (i) a registration statement pertaining to the Shares to be issued has been filed with and declared effective by the Securities and Exchange Commission and remains effective on the date of issuance, or (ii) an exemption from the registration requirements of applicable securities laws is available.  The Plan does not require the Company, however, to file such a registration statement or to assure the availability of such exemptions.  Any certificate evidencing Shares issued under the Plan may bear such legends and statements, and will be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 8.  No Option Shares may be issued under the Plan until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable.

Each person who acquires the right to exercise an Option or to ownership of Shares by transfer, bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option or receipt of Shares.  In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

9.           Adjustment upon Change of Shares.  If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock occurs, the Committee, in its sole discretion, will equitably adjust the number and class of Shares for which Awards are authorized to be granted under the Plan, the number and class of Shares then subject to Awards previously granted to Employees under the Plan, and the price per Share payable upon exercise of each Award outstanding under the Plan.  To the extent deemed equitable and appropriate by the Board, subject to any required action by shareholders, any Award will pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Award would have been entitled to receive in connection with any merger, consolidation, reorganization, liquidation or dissolution.

10.           Liability of the Company.  Neither the Company nor any parent or Subsidiary of the Company that is in existence or hereafter comes into existence will be liable to any person for any tax consequences incurred by a Recipient or other person with respect to an Award.

11.           Amendment and Termination of Plan.  The Board may alter, amend, or terminate the Plan from time to time without approval of the shareholders of the Company.  The Board may, however, condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other laws applicable to the Company, the Plan, Recipients or Eligible Persons.  Any amendment, whether with or without the approval of shareholders of the Company, that alters the terms or provisions of an Award granted before the amendment (unless the alteration is expressly permitted under the Plan) will be effective only with the consent of the Recipient of the Award or the holder currently entitled to exercise the Award.

12.           Expenses of Plan.  The Company will bear the expenses of administering the Plan.

13.           Duration of Plan.  Awards may be granted under the Plan only during the ten years immediately following the original effective date of the Plan.

14.           Notices.  All notices to the Company will be in writing and will be delivered to the attention of Jeffrey Geller, President and COO, Adrenalina, 20855 NE 16th Ave, Suite C-16, Miami, Florida 33179.  All notices to a Recipient will be delivered personally or mailed to the Recipient at his address appearing in the Company’s personnel records.  The address of any person may be changed at any time by written notice given in accordance with this Section 14.

15.           Applicable Law.  The validity, interpretation, and enforcement of the Plan are governed in all respects by the laws of Florida and the United States of America.

16.           Effective Date.  The effective date of the Plan will be the date on which the Board adopts the Plan.

17.           General Conditions.

(a) Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

(b) Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

(c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

(d) The terms “parent corporation” and “subsidiary corporation” as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

(e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

(f) To the extent restricted Shares or Common Stock issued upon the exercise of options granted pursuant to the Plan have not been registered under the federal and state securities laws or an exemption is otherwise unavailable, the certificates for Common Stock to be issued pursuant to the Plan shall bear the following securities legend (the “Securities Legend”):

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

(g) Unless another meaning is provided by agreement between the Company and the grantee, each of the events specified in the following clauses (i) and (ii) of this subsection (g) shall be deemed a “change in control”:  (i) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or (ii) any other events deemed to constitute a “change in control” by the Committee.

(h)  Attached hereto as an Appendix I and II is a form of Incentive Stock Option and Nonqualified Option, respectively which the Committee may use as a model. Appendix III is a form of Non-Employee Director Option. Appendix IV is a form of Restricted Stock Grant.

Adopted by the Board of Directors this 31st day of July, 2008.

By Order of the Board of Directors,

/s/ Ilia Lekach
Director and Chief Executive Officer